                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John R. Stoller, Bruce E. Robinson and Vincent J. Frees, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4, and any and all amendments (including post-effective amendments) thereto, relating to the exchange and issuance of new registered debt securities (9 1/2% Notes due 2003) of PULTE CORPORATION for previously issued unregistered debt securities (9 1/2% Notes due 2003) of PULTE CORPORATION, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 3rd day of May, 2000 by the following persons:

             /s/ William J. Pulte                /s/ Robert K. Burgess
            --------------------------         -----------------------------
                 William J. Pulte                    Robert K. Burgess

             /s/ Mark J. O'Brien                 /s/ Michael A. O'Brien
            --------------------------         -----------------------------
                 Mark J. O'Brien                     Michael A. O'Brien

             /s/ Roger A. Cregg                  /s/ Vincent J. Frees
            --------------------------         -----------------------------
                 Roger A. Cregg                      Vincent J. Frees

             /s/ Debra J. Kelly-Ennis            /s/ David N. McCammon
            --------------------------         -----------------------------
                 Debra J. Kelly-Ennis                David N. McCammon

             /s/ Patrick J. O'Meara              /s/ Ralph L. Schlosstein
            --------------------------         -----------------------------
                 Patrick J. O'Meara                  Ralph L. Schlosstein

             /s/ Alan E. Schwartz                /s/ Francis J. Sehn
            --------------------------         -----------------------------
                 Alan E. Schwartz                    Francis J. Sehn

             /s/ John J. Shea                    /s/ Harmon D. Smith
            --------------------------         -----------------------------
                 John J. Shea                        Harmon D. Smith

             /s/ William F. Shannon
            --------------------------
                 William F. Shannon

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            /s/ Charles R. Hathaway               /s/ Robert J. Halso
            --------------------------         ----------------------------
                Charles R. Hathaway                   Robert J. Halso

            /s/ Robert P. Schafer                 /s/ Gregory M. Nelson
            --------------------------         ----------------------------
                Robert P. Schafer                     Gregory M. Nelson

            /s/ Richard L. Strom                  /s/ Donald Dykstra
            --------------------------         ----------------------------
                Richard L. Strom                      Donald Dykstra

            /s/ Otto B. DiVosta                   /s/ Glen T. Trotta
            --------------------------         ----------------------------
                Otto B. DiVosta                       Glen T. Trotta

            /s/ James Bowen                       /s/ John E. Bittner
            --------------------------         ----------------------------
                James Bowen                           John E. Bittner

            /s/ George Schulmeyer                 /s/ Jeffrey A. Croft
            --------------------------         ----------------------------
                George Schulmeyer                     Jeffrey A. Croft

            /s/ Steven J. Seymoure                /s/ Michael D. Gaber
            --------------------------         ----------------------------
                Steven J. Seymoure                    Michael D. Gaber

            /s/ Steven C. Petruska                /s/ Steven F. Atchison
            --------------------------         ----------------------------
                Steven C. Petruska                    Steven F. Atchison

            /s/ John S. Gallagher                 /s/ James R. McCabe
            --------------------------         ----------------------------
                John S. Gallagher                     James R. McCabe

            /s/ William E. Reiser, Jr.            /s/ Andrew C. Hill
            --------------------------         ----------------------------
                William E. Reiser, Jr.                Andrew C. Hill

            /s/ Peter Keane                       /s/ Jeffery K. Parsigian
            --------------------------         ----------------------------
                Peter Keane                           Jeffery K. Parsigian

            /s/ Thomas J. Standke                 /s/ Damon P. Engelby
            --------------------------         ----------------------------
                Thomas J. Standke                     Damon P. Engelby

            /s/ Gregory C. Williams               /s/ Norman B. White
            --------------------------         ----------------------------
                Gregory C. Williams                   Norman B. White

            /s/ Howard A. Fingeroot               /s/ Kenneth A. Simons
            --------------------------         ----------------------------
                Howard A. Fingeroot                   Kenneth A. Simons

            /s/ Alan E. Rockett                   /s/ Curtis K. Ring
            --------------------------         ----------------------------
                Alan E. Rockett                       Curtis K. Ring